UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 26, 2019

AT&T INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-8610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas	75202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (210) 821-4105

__________________________________
(Former Name or Former Address, if Changed Since Last Report)

__________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

__________________________________

Securities Registered Pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Shares (Par Value $1.00 Per Share)	T	New York Stock Exchange

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Floating Rate AT&T Inc.	T 20C	New York Stock Exchange
Global Notes due August 3, 2020

1.875% AT&T Inc.	T 20	New York Stock Exchange
Global Notes due December 4, 2020

2.65% AT&T Inc.	T 21B	New York Stock Exchange
Global Notes due December 17, 2021

1.45% AT&T Inc.	T 22B	New York Stock Exchange
Global Notes due June 1, 2022

2.50% AT&T Inc.	T 23	New York Stock Exchange
Global Notes due March 15, 2023

Floating Rate AT&T Inc.	T23 D	New York Stock Exchange
Global Notes due September 5, 2023

1.05% AT&T Inc.	T 23E	New York Stock Exchange
Global Notes due September 5, 2023

1.950% AT&T Inc.	T 23F	New York Stock Exchange
Global Notes due September 15, 2023

1.30% AT&T Inc.	T 23A	New York Stock Exchange
Global Notes due September 5, 2023

2.75% AT&T Inc.	T 23C	New York Stock Exchange
Global Notes due May 19, 2023

2.40% AT&T Inc.	T 24A	New York Stock Exchange
Global Notes due March 15, 2024

3.50% AT&T Inc.	T 25	New York Stock Exchange
Global Notes due December 17, 2025

1.80% AT&T Inc.	T 26D	New York Stock Exchange
Global Notes due September 5, 2026

2.90% AT&T Inc.	T 26A	New York Stock Exchange
Global Notes due December 4, 2026

2.35% AT&T Inc.	T 29D	New York Stock Exchange
Global Notes due September 5, 2029

4.375% AT&T Inc.	T 29B	New York Stock Exchange
Global Notes due September 14, 2029

2.60% AT&T Inc.	T 29A	New York Stock Exchange
Global Notes due December 17, 2029

3.55% AT&T Inc.	T 32	New York Stock Exchange
Global Notes due December 17, 2032

5.20% AT&T Inc.	T 33	New York Stock Exchange
Global Notes due November 18, 2033

3.375% AT&T Inc.	T 34	New York Stock Exchange
Global Notes due March 15, 2034

2.45% AT&T Inc.	T 35	New York Stock Exchange
Global Notes due March 15, 2035

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

3.15% AT&T Inc.	T 36A	New York Stock Exchange
Global Notes due September 4, 2036

7.00% AT&T Inc.	T 40	New York Stock Exchange
Global Notes due April 30, 2040

4.25% AT&T Inc.	T 43	New York Stock Exchange
Global Notes due June 1, 2043

4.875% AT&T Inc.	T 44	New York Stock Exchange
Global Notes due June 1, 2044

5.35% AT&T Inc.	TBB	New York Stock Exchange
Global Notes due November 1, 2066

5.625% AT&T Inc.	TBC	New York Stock Exchange
Global Notes due August 1, 2067

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 26, 2019, the Board of Directors of AT&T Inc. increased the size of the Board from 12 to 13 members and elected Debra L. Lee as a Director to fill the resulting vacancy. The Board appointed Ms. Lee to the Public Policy and Corporate Reputation Committee. Ms. Lee will participate in the compensation program for non-employee Directors as described beginning on page 26 of AT&T's 2019 Proxy Statement.

The Board has determined that Ms. Lee is independent, based on the independence standards of the New York Stock Exchange and AT&T’s additional independence standards, which is set forth in AT&T’s Corporate Governance Guidelines.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.
Date: July 29, 2019	By:	/s/ Wayne A. Wirtz
Wayne A. Wirtz
Assistant Secretary